UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2010

CORPORATE PROPERTY ASSOCIATES 17 - GLOBAL INCORPORATED
(Exact name of registrant as specified in its charter)

Maryland	000-52891	20-8429087
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 Rockefeller Plaza, New York, NY	10020
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 492-1100

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets

Explanatory Note:

This Form 8-K/A amends the Current Report on Form 8-K filed by the registrant on December 22, 2010. In that Current Report, we reported the completion of a net lease transaction. The purpose of this Form 8-K/A is to provide the required summarized financial information of the lease guarantor in that transaction, which is attached as Exhibit 99.1 hereto.

Item 9.01. Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired.

The summarized financial information of the lease guarantor are attached as Exhibit 99.1 hereto.

(b)	Exhibits.

Exhibit No.	Exhibit
99.1	Summarized financial information of lease guarantor

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Corporate Property Associates 17 — Global Incorporated

Date: March 3, 2011

By: /s/ Mark J. DeCesaris
Mark J. DeCesaris
Chief Financial Officer